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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statements pertaining to various employee benefit plans of Forgent Networks, Inc. (Form S-8 Nos. 333-77733, 333-44533, 333-48885, 333-28499, 333-51822, 333-64212,
333-65472, 333-65464, 333-95754 and 333-65478) of our report dated September
13, 2002, with respect to the consolidated financial statements and schedule of Forgent Networks, Inc. included in its Annual Report (Form 10-K) for the year ended July 31, 2002.


                                                         /s/ ERNST & YOUNG LLP


Austin, Texas
October 29, 2002